                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934




Filed by the Registrant [X]

Filed by a Party other than the Registration [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as permitted by
     Rule 14A-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Mace Security International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act rules 14a-6(i)(L) and 0-11.


     (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------


     (5) Total fee paid:

------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              [LETTERHEAD OF MSI]



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           Date:  December 12, 2000
                         Time:  10:00 AM, Eastern Time
                                   Location
                             The DoubleTree Hotel
                                 Cypress Room
                           515 Fellowship Road North
                         Mt. Laurel, New Jersey 08054

To Mace Security International, Inc. Stockholders:

     We invite you to attend our 2000 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

     1. Election of seven directors to the Board of Directors for one year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis.

     2. Approval and adoption of an amendment to Mace's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 200,000,000 to 50,000,000 and decrease the number of authorized shares of Preferred Stock from 50,000,000 to 10,000,000.

     3. Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal year 2000.

     You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.

     Only stockholders of record at the close of business on November 2, 2000, can vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

                                        By Order of the Board of Directors,


Mt. Laurel, New Jersey                  Robert M. Kramer
November 7, 2000                        Secretary

                               TABLE OF CONTENTS
                               -----------------

                                                                              Page
                                                                              ----

Introduction..................................................................   1
  About This Proxy Solicitation...............................................   1
  About the Annual Meeting....................................................   2
  Voting at the Annual Meeting................................................   3
  How To Vote Your Shares.....................................................   3

The Proposals.................................................................   4
 Proposal 1.  Election of Directors...........................................   4
 Proposal 2.  Amendment of Certificate of Incorporation.......................   7
 Proposal 3.  Ratification of Independent Auditors............................   8

About the Board of Directors and Executive Officers...........................  10
 About the Board and its Committees...........................................  10
 Executive Officers and Directors.............................................  11
 Compensation of Certain Executive Officers...................................  12
 Employment Agreements........................................................  12
 Biographical Information for Non-Director Executive Officers.................  14
 Section 16(a) Beneficial Ownership Reporting Compliance......................  14

The Principal Stockholders of Mace............................................  15
 Irrevocable Proxies Granted to Louis D. Paolino, Jr..........................  16

Additional Information........................................................  17
 Certain Relationships and Related Party Transactions.........................  17
 Deadline for Stockholder Proposals...........................................  19
 Mace's Annual Report.........................................................  19

Appendix A - Amendment to Amended and Restated Certificate of Incorporation... A-1

                              [LETTERHEAD OF MSI]


                        ------------------------------

                                PROXY STATEMENT

                        ------------------------------


                                 INTRODUCTION

     The Board of Directors is soliciting proxies to be used at the 2000 Annual Meeting of Stockholders of Mace Security International, Inc. Mace will begin mailing this proxy statement and the enclosed form of proxy to its stockholders on or about November 7, 2000.

     The Board of Directors is soliciting your proxy to encourage you to vote on proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card.

About This Proxy Solicitation

     This proxy solicitation has two parts: the proxy card and this proxy statement.

The Proxy Card  The proxy card permits you to vote by proxy, whether or not you
--------------
attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.

This Proxy Statement  This proxy statement contains important information for
--------------------
you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into four sections following this Introduction:


      Section                                                    Page Number
      -------                                                    -----------
      The Proposals................................................    4
      About the Board of Directors and Executive Officers..........   10
      The Principal Stockholders of Mace...........................   15
      Additional Information.......................................   17

Mace will pay for soliciting these proxies. In addition to use of the mails, Mace's directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting

When And Where  Mace will hold the Annual Meeting on December 12, 2000, at 10:00
--------------
AM, Eastern Time, at The DoubleTree Hotel, Cypress Room, 515 Fellowship Road North, Mt. Laurel, New Jersey 08054.

Quorum Requirement  Mace's bylaws require that a majority of outstanding shares
------------------
of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Annual Meeting.

The Proposals  Stockholders will vote on the following proposals at the Annual
-------------
Meeting:

     .    election of seven directors to one year terms;
     .    amendment of the Mace certificate of incorporation; and
     .    ratification of Mace's independent auditors.

Other Matters  There were no stockholder proposals submitted for the Annual
-------------
Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, stockholders will be able to vote on any other matters that properly come before the Annual Meeting.

Presence of Independent Auditors  Representatives of Grant Thornton LLP, Mace's
--------------------------------
independent auditors since January 10, 2000, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting if they choose and they are expected to be available to respond to stockholder questions.

Representatives of Ernst & Young LLP, Mace's independent auditors from May 1999 through January 10, 2000, are not expected to be present at the Annual Meeting, and will not make a statement nor respond to stockholder questions. Representatives of Urbach Kahn & Werlin PC, Mace's independent auditors until May 26, 1999, are not expected to be presented at the Annual Meeting and will not make a statement nor be available to respond to stockholder questions.

The Stockholders  As of the record date of November 2, 2000, _________ shares of
----------------
Mace common stock were issued and outstanding. Only stockholders of record at the close of business on November 2, 2000, are entitled to vote at the Annual Meeting and any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace's headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting

You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on November 2, 2000. The presence, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote "against" that matter.

The seven nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. Each of the other proposals are to be approved by the affirmative vote of a majority of all shares of Mace common stock entitled to vote for such proposals that are represented at the Annual Meeting in person or by proxy.

How To Vote Your Shares

You may vote in two ways:

     . return your completed, signed and dated proxy card before the Annual Meeting; or
     . cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).

Voting By Proxy  The proxy card has simple instructions.  By returning a
---------------
completed proxy card before the Annual Meeting, you will direct the appointed persons (known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Eduardo Nieves, Jr., will serve as your proxies for the Annual Meeting. If you complete all of the proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors, for the approval of the amendment to the Amended and Restated Certificate of Incorporation, and for the ratification of Mace's independent auditors. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy  You may revoke your proxy at any time before it is
------------------------
exercised at the Annual Meeting by any of the following means:

     . notifying Mace's Secretary in writing (notice to be sent to Mace's executive offices, the address for which is located on the first page of this proxy statement); or
     .    submitting another proxy card with a later date; or
     . attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

                                 THE PROPOSALS

--------------------------------------------------------------------------------
                      Proposal 1.  Election of Directors
--------------------------------------------------------------------------------

   Election of seven directors to the Board of Directors for one year terms.
                                   Nominees
                                   --------

 Louis D. Paolino, Jr.  Mark S. Alsentzer   Jon E. Goodrich   Robert M. Kramer
      Richard B. Muir      Matthew J. Paolino   Constantine N. Papadakis, Ph.D.
--------------------------------------------------------------------------------

About the Nominees  Each of Mace's nominees currently serves on the Board of
------------------
Directors. Each nominee indicated that he will serve on the Board if elected. Biographical information for each nominee appears below.


Louis D. Paolino, Jr.
---------------------
Age:                         44
Director Since:              May 24, 1999
Principal Occupation:
     May 24, 1999-Present    President and Chief Executive Officer of Mace
     July 1, 1999-Present    Chairman of the Board of Mace
Recent Business Experience:
     June 1996-December 1998 Chairman of the Board, President and Chief
                             Executive Officer of Eastern Environmental
                             Services, Inc. (a waste management company)
    September 1993-June
     1996                    Vice President of USA Waste Services, Inc. (a waste
                             management company)

Mark S. Alsentzer
-----------------
Age:                         45
Director Since:              December 15, 1999
Principal Occupation:
     December 1996-Present   President and Chief Executive Officer of US
                             Plastic Lumber Corporation (a lumber and recycling company)

Recent Business Experience:
     1992-December 1996      Vice President of Republic Environmental Systems,
                             Inc. (an environmental services company)
Other Directorships:         US Plastic Lumber Corporation

Jon E. Goodrich
---------------
Age:                         55
Director Since:              December 14, 1987
Principal Occupation:
     May 24, 1999-Present    Vice President - Security Products Division of Mace
Recent Business Experience:
     March 1997-May 1999     President and Chief Executive Officer of Mace
     January 1996-March 1997 Chairman of the Board of Mace
     June 1987-January 1996  President and Chief Executive Officer of Mace
     June 1987-June 1995     Chairman of the Board of Mace
     November 1985-January   Vice President of Gould & Goodrich Leather,
     1997                    Inc. (a leather products manufacturer)
     November 1985-January   President of G & G Realty, Inc. (a real estate
     1997                    management company)

Robert M. Kramer
----------------
Age:                          48
Director Since:               July 1, 1999
Principal Occupation:
     May 24, 1999-Present     General Counsel, Secretary and Executive Vice
President of Mace
Recent Business Experience:
     1989-Present             Sole partner of Robert M. Kramer & Associates,
                              P.C. (Mr. Kramer will devote a substantial amount of his time to performing his duties for Mace, but on infrequent occasion he will devote time to the private practice of law.)
     June 1996-December 1998  General Counsel, Secretary and Executive Vice
                              President of Eastern Environmental Services, Inc.
                              (a waste management company)


Richard B. Muir
---------------
Age:                          45
Director Since:               December 15, 1999
Principal Occupation:
1998-Present                  Executive Vice President and Secretary of Excel
                              Legacy Corp. (a real estate development company)
Recent Business Experience:
1989-May 1999                 Executive Vice President and Secretary of New Plan
                              Excel Realty Trust, Inc. (a real estate
                              development company)
Other Directorships:          Excel Legacy Corporation
                              Warner Beck, Inc. (securities broker/dealer firm)


Matthew J. Paolino
------------------
Age:                          36
Director Since:               July 1, 1999
Principal Occupation:
     July 1, 1999-Present     Vice President of Mace
Recent Business Experience:
     1996-December 1998       Vice President of Risk Management, Asset
                              Management and Special Waste Divisions of Eastern
                              Environmental Services, Inc. (a waste management
                              company)
     1993-1996                Vice President and General Manager - Soil
                              Remediation Division of USA Waste Services, Inc.
                              (a contaminated soil treatment division acquired
                              by Eastern Environmental Services, Inc. in August
                              of 1997)
Other Information:            Mr. Paolino is the brother of Louis D. Paolino,
                              Jr., Mace's Chairman, President and Chief
                              Executive Officer

Constantine N. Papadakis, Ph.D.
-------------------------------
Age:                               54
Director Since:                    May 24, 1999
Principal Occupation:
     1995-Present                  President of Drexel University
Recent Business Experience:
     1986-1995                     Dean of the College of Engineering, Geier
                                   Professor of Engineering Education and
                                   Professor of Civil Engineering at the
                                   University of Cincinnati
Other Directorships:               Fidelity Financial of Ohio
                                   The Philadelphia Stock Exchange


Recommendation  The board of directors recommends that you vote FOR the election
--------------
of Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis to Mace's board.

--------------------------------------------------------------------------------
          Proposal 2.  Amendment of the Certificate of Incorporation
--------------------------------------------------------------------------------

Approval and adoption of an amendment to Mace's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 200,000,000 to 50,000,000 and decrease the number of authorized shares of Preferred Stock from 50,000,000 to 10,000,000.

--------------------------------------------------------------------------------



The Board of Directors has unanimously approved and is proposing for stockholder approval an amendment to Mace's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 200,000,000 to 50,000,000 and decrease the number of authorized shares of Preferred Stock from 50,000,000 to 10,000,000, for the following reasons:

     . The Board of Directors does not foresee a need in the near term to issue numbers of shares approaching the amounts that are currently authorized and unissued; and

    . Reducing the number of authorized shares will significantly reduce the amount of the franchise tax payable by Mace to the state of its incorporation.

The approval and adoption of the amendment to Mace's Amended and Restated Certificate of Incorporation will not affect in any way the validity of currently outstanding stock certificates and will not require you to surrender or exchange any stock certificates that you currently hold. The rights of the Company's stockholders will not be affected by the decrease in the number of authorized shares of Common Stock and Preferred Stock.

The Amendment to the Amended and Restated Certificate of Incorporation is set forth in Appendix A to this proxy statement. If approved by the stockholders of Mace, the Amendment to the Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware on or about December 20, 2000.


Recommendation   The Board of Directors recommends that you vote FOR the
--------------
proposal to approve and adopt the Amendment to the Amended and Restated Certificate of Incorporation.

--------------------------------------------------------------------------------
               Proposal 3.  Ratification of Independent Auditors
--------------------------------------------------------------------------------

Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal 2000.

--------------------------------------------------------------------------------


The Audit Committee of the Board of Directors selects the independent public accountants to audit Mace's books of account and other corporate records. The Audit Committee's selection of Grant Thornton LLP to audit Mace's books of account and other corporate records for 2000, which has been approved by the Board of Directors, is being submitted to you for ratification.

Mace's Auditors  Ernst & Young LLP served as Mace's independent auditors from
---------------
May 1999 until January 10, 2000. On January 10, 2000, Ernst & Young LLP resigned as a result of a business conflict. On recommendation of the Audit Committee, the Board appointed Grant Thornton LLP to serve as Mace's new independent auditors.

About Prior Audits  The rules and regulations of the SEC require Mace to make
------------------
the following disclosures to you:

The reports of Grant Thornton LLP on Mace's consolidated financial statements for the fiscal year ended December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for the last fiscal year, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for that year.

Prior to Grant Thornton LLP's engagement, Ernst & Young LLP had served as Mace's independent auditors. Ernst & Young LLP issued an opinion with respect to the audit of the consolidated balance sheet of Mace as of December 31, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 1998, as restated for three "pooling of interest" acquisitions completed in 1999. The reports of Ernst & Young LLP on Mace's consolidated financial statements as restated for the two years ended December 31, 1998, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for those two years, there have been no disagreements between Mace and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

Prior to Ernst & Young LLP's engagement, Mace had engaged Urbach Kahn & Werlin PC as Mace's independent auditors. On May 26, 1999, Urbach Kahn & Werlin PC resigned. The reports of Urbach Kahn & Werlin PC on Mace's consolidated financial statements for the two years ended December 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for those two years, there have been no disagreements between Mace and Urbach Kahn & Werlin PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Urbach Kahn & Werlin PC, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

Presence of Independent Auditors  Representatives of Grant Thornton LLP will be
--------------------------------
at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions. Representatives of neither Ernst & Young LLP nor Urbach Kahn & Werlin PC are expected to be present at the Annual Meeting.

Recommendation  The board of directors recommends that you vote FOR the
--------------
ratification of Grant Thornton LLP as Mace's independent auditors for fiscal year 2000.

              ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

Mace's Board is comprised of seven directors. Unless each director earlier resigns or is removed, each director serves a one year term holding office until the next Annual Meeting of stockholders and until their successors are elected and qualified. Except for Jon Goodrich, all of the directors serving on Mace's Board during 1998 resigned in connection with Louis Paolino, Jr.'s acquisition of control of Mace. See "The Principal Stockholders of Mace - Acquisition of Control of Mace."

During 1998, Mace's Board consisted of Jon Goodrich, Marvin P. Brown, Neil J. Campolungo, Lewis C. Cohen, Howard Edelman, R. David Garwood and Virginia de Ganahl Russell. Ms. Russell declined to stand for reelection at Mace's 1998 Annual Meeting of Stockholders held on September 18, 1998. On May 24, 1999, Messrs. Cohen, Garwood and Campolungo resigned and were replaced by Louis D. Paolino, Jr., and Constantine Papadakis. On July 1, 1999, Messrs. Brown and Edelman resigned and were replaced by Robert Kramer, Matthew Paolino and Rodney Proto. At Mace's 1999 annual stockholder meeting on December 15, 1999, each of the present directors were elected to their present terms.

Mace's Board held 10 formal meetings during 1999. During 1999, all directors attended at least 75% of Mace's Board meetings, as well as the meetings of the committees of the Board on which they served. Mace's Board has standing Audit, Compensation, and Acquisition Committees, and had a Nominating Committee in 1999. The following chart describes the composition and functions of the Committees.

---------------------------------------------------------------------------------------------------------------
                                              Board Committees
---------------------------------------------------------------------------------------------------------------
                                        1999
                                       Meetings
  Committee        Members              Held                         Functions
---------------------------------------------------------------------------------------------------------------

Audit           1999 Members                     . Recommends selection of independent auditors to the
                ------------                     Board.
                Constantine Papadakis   1        . Confers with independent auditors and internal personnel
                Rodney Proto                     on the scope of auditor's examinations.
                Current Members                  . Reviews internal audit controls and  procedures.
                ---------------
                Constantine Papadakis
                Mark S. Alsentzer
                Richard Muir
---------------------------------------------------------------------------------------------------------------
Compensation    1999 Members                     . Recommends executive compensation.
                ------------                     . Administers Mace's Nonqualified Stock Option
                Constantine Papadakis   1        Plan.
                Rodney Proto                     . Administers Mace's 1999 Stock Option Plan.
                Current Members
                ---------------
                Constantine Papadakis
                Richard Muir
                Louis D. Paolino, Jr.
---------------------------------------------------------------------------------------------------------------
Acquisition     1999 Members                     . Reviews and approves acquisitions having a value  of
                ------------                     $5,000,000 or less.
                Louis D. Paolino, Jr.    4       . Reviews and approves loans and financing
                Robert M. Kramer                 arrangements related to acquisitions having a value of
                Matthew Paolino                  $5,000,000 or less.
                Current Members
                ---------------
                Louis D. Paolino, Jr.
                Robert M. Kramer
                Matthew Paolino
---------------------------------------------------------------------------------------------------------------
Nominating      1999 Members                     . Recommended persons to serve on the Board.
                ------------
                Constantine Papadakis     1
                Rodney Proto
---------------------------------------------------------------------------------------------------------------

Fees for Attendance   Through July 1, 1999, directors who were not employees of
-------------------
Mace received fees of $500 per Board or Committee meeting attended. Such directors also were entitled to receive reasonable travel and out of pocket expenses relating to their attendance at such meetings. Mace paid Mr. Brown, the former Chairman of the Board, fees of $750 per Board or Committee meeting attended during 1998 until his resignation as Chairman on July 1, 1999. Commencing on July 1, 1999, Mace ceased paying fees to directors, but does pay non-employee directors reasonable travel and out-of-pocket expenses relating to their attendance at meetings.

Other Director Compensation  Mace granted to each of Messrs. Brown, Campolungo,
---------------------------
Cohen, Edelman and Garwood options to acquire 10,000 shares of Mace common stock at $1.21 per share. Such options became fully vested upon the change of control of the Board of Directors on July 1, 1999, and are exercisable until June 30, 2004.

Mace granted options to purchase 20,000 shares of Mace common stock at $11.00 per share to Constantine Papadakis in connection with his appointment to the Board of Directors on May 24, 1999, and additional options to purchase 20,000 shares of Mace common stock at $8.50 per share on September 1, 1999. On March 26, 1999, Mace granted options to purchase 200,000 shares and 125,000 shares of Mace common stock at $2.6875 per share, respectively, to Robert Kramer and Matthew Paolino, and granted a warrant to purchase 125,000 shares of Mace common stock at the same per-share price to Rodney Proto, all in connection with the change of control transactions described later in this proxy statement in the section "The Principal Stockholders of Mace - Acquisition of Control of Mace." On October 18, 2000, Mace granted options to purchase 20,000 shares of Mace common stock at $1.2813 to each of Mace's outside directors, Richard B. Muir, Mark S. Alsentzer and Constantine Papadakis, for their service on the Board of Directors during 2000. Additionally, on October 18, 2000, Mace granted options to purchase 10,000 shares of Mace common stock at $1.2813 to each of Mace's directors, Louis D. Paolino, Jr., Robert M. Kramer, Matthew Paolino, Jon E. Goodrich, Richard B. Muir, Mark S. Alsentzer and Constantine Papadakis, for agreeing to serve on the Board of Directors for 2001.

Executive Officers and Directors
Set forth below is certain information concerning the executive officers and directors of Mace.

       Name                        Age                             Position
       ----                        ---                             --------
Louis D. Paolino, Jr.               44       Director, Chairman of the Board, President, and Chief
                                             Executive Officer

Gregory M. Krzemien                 41       Chief Financial Officer and Treasurer

Robert M. Kramer                    48       Director, General Counsel, Executive Vice President and
                                             Secretary

Michael G. Fazio                    50       Vice President - Operations /1/

Matthew J. Paolino                  36       Director, Vice President

Mark S. Alsentzer                   45       Director

Jon E. Goodrich                     55       Director and Vice President of Security Products Division

Richard B. Muir                     45       Director

Constantine N. Papadakis, Ph.D.     54       Director

Ronald R. Pirollo                   41       Chief Accounting Officer and Controller

/1/ Mr. Fazio resigned as an officer of Mace effective August 1, 2000.

Compensation of Certain Executive Officers

     The following table sets forth the annual compensation (which consisted solely of base salary) for the year ended December 31, 1999, of the five most highly compensated executive officers of Mace.

SUMMARY COMPENSATION TABLE

                        Annual Compensation
                        -------------------

Name and Principal  Position    Year    Salary
----------------------------    ----    --------
Louis D. Paolino, Jr.           1999    $201,565
   President and Chief
   Executive Officer

Jon E. Goodrich (1)             1999    $124,219
   Vice President               1998    $123,714
                                1997    $124,214

Michael Fazio (2) (3)           1999    $ 67,307
   Vice President

Robert M. Kramer (2)            1999    $ 76,952
   Executive Vice President
   and General Counsel

Gregory M. Krzemien (2)         1999    $ 67,722
   Chief Financial Officer
   and Treasurer

------------------
(1) Jon Goodrich served as President and Chief Executive Officer until January 15, 1996 and served as an advisor to the Board for the remainder of 1996. Jon Goodrich was re-appointed as President and Chief Executive Officer on March 14, 1997, until July 1, 1999, when Mr. Goodrich was replaced by Mr. Paolino. Mr. Goodrich currently serves as Vice President of Mace's Security Products Division.

(2) The amounts indicated for Messrs. Fazio, Kramer and Krzemien are listed because their annual salaries are $100,000 or more. The 1999 salary amounts indicated reflect the fact that they were not employed by Mace for the entire year.

(3)  Mr. Fazio resigned as an officer of Mace effective August 1, 2000.

Employment Agreements

Louis D. Paolino, Jr., Employment Agreement

Mace currently employs Louis D. Paolino, Jr., as its President and Chief Executive Officer under a four-year employment agreement. The principal terms of the employment agreement include: annual salary of $350,000; provision of certain medical and other employee benefits; prohibition against competing with Mace during employment and for a three month period following a termination of employment; and a $7,000,000 payment in the event that Mr. Paolino's employment is terminated for any reason, except for death and disability. Mace has not granted options to purchase Mace common stock to Louis D. Paolino, Jr., as compensation for his services to Mace, under his employment agreement or otherwise. Mr. Paolino, however, holds warrants to acquire 1,136,364 shares of Mace common stock that he acquired in connection with the change of control transactions described later in this proxy statement in the section, see Additional Information - Acquisition of Control of Mace.

Ronald Pirollo Employment Agreement

Mace currently employs Ronald Pirollo as its Controller under the terms of a four-year employment agreement. Mr. Pirollo is currently paid an annual salary of $110,000, is provided certain medical and other employee benefits, was granted options to purchase 50,000 shares of Mace common stock at $2.6875 per share that vest over a period of four years (except in the event of a change of control or in the event Mr. Pirollo's employment is terminated without cause, in which case such options vest immediately) and is prohibited against competing with Mace during employment and for a six month period following a termination of employment.

Other Executive Employment Agreements

Mace currently employs Robert M. Kramer, Matthew Paolino, and Gregory M. Krzemien under four-year employment agreements. Each employment agreement provides for annual salary, certain medical and other employee benefits, and a prohibition against competing with Mace during employment and for a three month period following a termination of employment. In addition, Mace granted to each of these executive officers options to purchase shares of Mace common stock at $2.6875 per share that vest over a period of four years, except in the event of a change of control, in which case such options vest immediately. The table below discloses the salary and option grants for these executive officers.

Name                   Office                     Annual Salary        Options
----                   ------                     -------------        -------
Robert M. Kramer       Executive Vice President   $125,000             200,000
                       and General Counsel
Gregory M. Krzemien    Chief Financial Officer    $110,000             125,000
                       and Treasurer

Matthew J. Paolino     Vice President             $ 45,000             125,000

Biographical Information for Non-Director Executive Officers

     Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:

Gregory M. Krzemien
-------------------
Age:                           41
Principal Occupation:
 May 24, 1999-Present          Chief Financial Officer and Treasurer of Mace

Recent Business Experience:
 August 1992-December 1998     Chief Financial Officer and Treasurer of Eastern
                               Environmental Services, Inc.

Ronald R. Pirollo
-----------------
Age:                           41
Principal Occupation:
 July 1, 1999-Present          Controller of Mace
Recent Business Experience:
 July 1997-December 1998       Controller of Eastern Environmental Services, Inc
 1987-June 1997                Vice President - Finance of Envirite Corporation

Michael Fazio
-------------
Age:                           50
Principal Occupation:
 July 1, 1999-August 1, 2000   Vice President of Operations of Mace (1)
Recent Business Experience:
 1997-December 1998            President of Wash Depot (a car wash services
                               company)
 Prior to 1997                 President of Fazio Enterprises (a car services
                               company)

(1)  Mr. Fazio resigned as an officer of Mace effective August 1, 2000.


Section 16(a) Beneficial Ownership Reporting Compliance

     Based on Mace's records and other information, Mace believes that all filing requirements with the Securities and Exchange Commission applicable to its directors and executive officers were complied with for 1999.

                       THE PRINCIPAL STOCKHOLDERS OF MACE

The following beneficial ownership table sets forth information as of September 30, 2000, regarding beneficial ownership of shares of Mace common stock by the following persons:

     . each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace's records or the records of the Securities and Exchange Commission;
     . each director and director-nominee of Mace; and . all directors and executive officers of Mace as a group.

Unless otherwise indicated, to Mace's knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of September 30, 2000, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of                    Shares of Common    Percentage of
Beneficial Owner                       Stock Owned         Common Stock Owned (1)
----------------                       -----------------   -----------------------

Louis D. Paolino, Jr.                   6,446,030 (2)       24.5%
1000 Crawford Place, Suite 400
Mt. Laurel, NJ 08054

Excel Legacy Corporation                3,812,500 (3)       15.1
16955 Via Del Campo
San Diego, CA 92127

Mark S. Alsentzer                       1,100,000 (4)        4.4
2300 Glades Road, Suite 440W
Boca Raton, FL 33431

Jon E. Goodrich                           854,049 (5)        3.4
160 Benmont Ave.
Bennington, VT 05201

Matthew J. Paolino                        423,473 (6)        1.7

Robert M. Kramer                          251,859 (7)        1.0

Constantine N. Papadakis, Ph.D.            40,000 (8)        *

Richard B. Muir                                --             --

All current directors and executive     9,271,134 (9)       34.8
officers as a group (9 persons)

* Less than 1% of the outstanding shares of Mace common stock.

(1) Percentage calculation is based on 25,180,373 shares outstanding on September 30, 2000.
(2) Includes (i) warrants to acquire 1,136,364 shares and (ii) 1,162,750 shares for which Louis D. Paolino, Jr., has been granted irrevocable proxies to vote such shares. See "Irrevocable Proxies Granted to Louis D. Paolino, Jr." below.

(3) Includes (i) 3,500,000 shares and (ii) warrants to purchase 62,500 shares, all held by Millennia Car Wash LLC, a limited liability company controlled by Excel Legacy Corporation.
(4)  Includes warrants to purchase 50,000 shares.
(5) Includes 15,500 shares held by Jon Goodrich's wife. Jon Goodrich disclaims beneficial ownership of the shares owned by his wife.
(6)  Includes options to purchase 29,264 shares.
(7) Includes (i) warrants to acquire 75,000 shares and (ii) options to purchase 37,210 shares.
(8)  Represents options to purchase 40,000 shares.
(9) See Notes 2, 4, 5, 6, 7, and 8. Also includes (i) 60,500 shares and (ii) options to purchase 95,223 shares held by two executive officers or directors who are not listed in the table.


Irrevocable Proxies Granted to Louis D. Paolino, Jr.

The following stockholders have granted to Louis D. Paolino, Jr., irrevocable proxies for the sole power to vote, but not to dispose of, the 1,162,750 aggregate shares of Mace common stock owned by such stockholders until the expiration date of such proxies:

Stockholder                                    Shares     Expiration Date of Proxies
-----------                                    ------     --------------------------
D. Nagelberg & B. Nagelberg, Trustees of        581,375          10-18-03
   Nagelberg family trust
Joyce Heller                                    236,000          10-18-03
Ronald I. Heller IRA                            345,375          10-18-03
                                              ---------
Total:                                        1,162,750
                                              =========

                             ADDITIONAL INFORMATION

Certain Relationships and Related Party Transactions

Acquisition of Control of Mace

On July 1, 1999, Louis D. Paolino, Jr., Mace's Chairman, President and Chief Executive Officer, along with certain of his affiliates, acquired a majority of the outstanding shares of Mace common stock and thus acquired control of Mace.

This acquisition of control involved a series of transactions approved by the former board of directors of Mace and a majority of Mace's stockholders. The consummation of this series of transactions changed the principal business of Mace from the sale of personal security products to the operation and consolidation of car wash facilities. On June 8, 1999, Mace distributed an information statement to its stockholders describing, among other things, this series of transactions.

The first transaction involved the purchase from Mace of an aggregate of 3,735,000 unregistered shares of Mace common stock for $1.375 per share:
1,910,000 shares by Louis D. Paolino, Jr., and an aggregate of 1,825,000 shares by certain members of his management team and certain other individuals designated by Mr. Paolino. These purchases were made pursuant to a Stock Purchase Agreement dated March 26, 1999 (as amended) between Mace and Mr. Paolino. Additional related purchases were also made on July 1, 1999, pursuant to this Stock Purchase Agreement:

     . Louis D. Paolino, Jr., purchased 1,000,000 shares of Mace common stock directly from Mr. Goodrich for $1.375 per share and 100,000 shares of Mace common stock directly from each of two other stockholders of Mace for $1.375 per share;
     . Robert M. Kramer purchased 50,000 shares of Mace common stock directly from Mr. Goodrich for $1.375 per share; and
     . Ten individuals designated by Louis D. Paolino, Jr., purchased from Mace an aggregate of 1,850,000 shares of Mace common stock for $2.00 per share.

AWS Transaction

The second transaction involved the merger of American Wash Services, Inc., a car wash facility company controlled by Louis D. Paolino, Jr., with and into a wholly-owned subsidiary of Mace pursuant to a merger agreement entered into on March 26, 1999. The merger was completed on July 1, 1999. Louis D. Paolino, Jr., and Red Mountain Holdings, Ltd., American Wash's other stockholder, received in exchange for all of the shares of American Wash, $4,687,500 in cash, and 628,362 unregistered shares of Mace common stock, of which Louis D. Paolino, Jr., received 470,000 shares and Red Mountain received 158,362 shares. Louis D. Paolino, Jr., and Robert Kramer received the following additional consideration in connection with this merger:

     . Louis D. Paolino, Jr., received a warrant to purchase 1,500,000 shares of Mace common stock at a purchase price of $1.375 per share;
     . Louis D. Paolino, Jr., received a warrant to purchase 250,000 shares of Mace common stock at a purchase price of $2.50 per share (which has subsequently been assigned to a third party); and
     . Robert Kramer received a warrant to purchase 75,000 shares of Mace common stock at a purchase price of $1.375 per share.

Mace's board of directors and management team were restructured in connection with these transactions. Louis D. Paolino, Jr., was appointed as Mace's Chairman, President and Chief Executive Officer. The entire board of directors, other than Mr. Goodrich, resigned and was replaced by Louis D. Paolino, Jr., Robert Kramer, Constantine Papadakis, Matthew Paolino and Rodney Proto and the board appointed Mr. Kramer as Mace's Secretary, Executive Vice President and General Counsel and Mr. Krzemien as Mace's Chief Financial Officer and Treasurer.

Related Party Transactions

In August 1999, Mace entered into a month-to-month lease arrangement with Bluepointe, Inc., a corporation controlled by Louis D. Paolino, Jr., Mace's Chairman, President and Chief Executive Officer, for Mace's executive offices in Mt. Laurel, New Jersey. The lease arrangement provided for monthly rental payments of $10,000. This monthly lease payment was considered to be more favorable than could be obtained on the open market for similar facilities. Effective August 1, 2000, after a survey of local real estate market pricing and upon the approval of the Audit Committee, Mace entered into a five year lease with Bluepointe which provides for an initial monthly rental payment of $15,962, which increases by 5% per year in the succeeding years of the lease. Mace believes that the terms of this lease (based on an annual rate of $19.00 per square foot ) are competitive when compared to similar facilities in the Mt. Laurel, New Jersey area.

Robert M. Kramer, Mace's General Counsel, Executive Vice President and Secretary, is engaged in the practice of law through Robert M. Kramer & Associates, P.C., a professional corporation owned by Mr. Kramer, which has rendered legal services to Mace since April 1999. Mace paid such corporation approximately $165,000 during the fiscal year ended December 31, 1999, and $145,000 through September 30, 2000. Mace does not anticipate paying such corporation more than $10,000 for the remainder of this fiscal year.

Mace purchased car wash parts, equipment and related services from Sonny's Enterprises, Inc., a car wash parts and equipment company owned by Paul G. Fazio, the brother of Michael Fazio, Mace's former Vice President - Operations, totaling $391,000 in fiscal year 1999 and $501,000 through September 30, 2000. Mace contracted with Sonny's Enterprises based on the quality of parts, equipment and services offered by Sonny's Enterprises and the competitive prices that Sonny's Enterprises offered for such parts, equipment and services.

Mace purchased charter airline services from Air Eastern, a charter airline company owned by Louis D. Paolino, Jr., Mace's Chairman of the Board, Chief Executive Officer and President, totaling $50,000 in fiscal 1999 and $84,000 through September 30, 2000. Mace believes that the rates charged are competitive when compared with similar services provided by independent airline charter companies.

In February 2000, Mace entered into a Management Agreement with Mark Sport, Inc., a Vermont corporation. Mark Sport is controlled by Jon E. Goodrich, a director of the Company. The Management Agreement entitles Mark Sport to operate Mace's Safety and Security Devices Division and receive all profits or losses for a seven-month term beginning January 1, 2000. The Agreement was extended for a six month period through January 31, 2001, as provided for in the original Management Agreement. In exchange, the Agreement requires Mark Sport to pay the Company $20,000 per month beginning February 2000 and continuing through the term of the Management Agreement as extended. Additionally, Mark Sport must pay the Company an amount equal to the amortization and depreciation on the assets of the division at the end of the term of the agreement. During the term of the Agreement, Mark Sport must operate the division in substantially the same manner as it has been operated prior to the Management Agreement. Mace's Safety and Security division leases manufacturing and office space under a five-year lease with Vermont Mill Properties, Inc. ("Vermont Mill"), which provides for monthly lease payments of $6,667 beginning November 15, 1999. Vermont Mill is also controlled by Jon E. Goodrich.

Deadline For Stockholder Proposals

July 1, 2001, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace's proxy statement for Mace's 2001 Annual Meeting of Stockholders. A notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely after September 6, 2001, and Mace's proxy for the 2001 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.


Mace's Annual Report

A copy of Mace's 1999 Annual Report to Stockholders (including its Annual Report on Form 10-KSB, with financial statements and schedules, but excluding exhibits) accompanies this proxy statement, but it is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-KSB. Direct all requests for copies of the above materials to Eduardo Nieves, Jr., Investor Relations, at the offices of Mace set forth on page 1 of this proxy statement.


                                         By Order of the Board of Directors,


Mt. Laurel, New Jersey                   Robert M. Kramer
November 7, 2000                         Secretary

                                                                      APPENDIX A
                                                                      ----------
                           CERTIFICATE OF AMENDMENT
                                      OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                       MACE SECURITY INTERNATIONAL, INC.

     MACE SECURITY INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation") DOES HEREBY CERTIFY THAT:

     FIRST:    The name of the Corporation is "Mace Security International,
               Inc."

     SECOND: The Amended and Restated Certificate of Incorporation was filed by the Secretary of State on December 28, 1999.

     THIRD: The Amended and Restated Certificate of Incorporation is hereby amended to provide for a decrease in the number of authorized shares of Common Stock, par value $.01 per share, from 200,000,000 to 50,000,000, and for a decrease in the number of authorized shares of Preferred Stock, par value $.01 per share, from 50,000,000 to 10,000,000.

     FOURTH: To accomplish the foregoing amendment, the first sentence of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby amended to read as follows:

               The total number of shares of capital stock which the corporation shall have authority to issue is Fifty Million (50,000,000) shares of common stock, par value $.01 per share (the "Common Stock"), and Ten Million (10,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock").

     FIFTH: The foregoing amendment was adopted by the directors and shareholders of the Corporation at duly called meetings of the board and shareholders, respectively, in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this ___th day of December, 2000.

                                         Mace Security International, Inc.


                                         _________________________________
                                         Louis D. Paolino, Jr., President

                       MACE SECURITY INTERNATIONAL, INC.
                        1000 CRAWFORD PLACE, SUITE 400
                         MT. LAUREL, NEW JERSEY  08054
          PROXY - Annual Meeting of Stockholders - December 12, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Eduardo Nieves, Jr., and Gregory M. Krzemien severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. ("Mace") held of record by the undersigned on November 2, 2000, at the Annual Meeting of Stockholders to be held on December 12, 2000, or at any adjournment or postponement thereof.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; IN FAVOR OF PROPOSAL 2; IN FAVOR OF PROPOSAL 3; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                (Continued, and to be signed, on Reverse Side)
________________________________________________________________________________

                 [X]       Please mark
                           your vote
                           as in this example

                FOR all nominees            WITHHOLD
               listed (except as            AUTHORITY
                marked to the        To vote for all nominees
                contrary below)           listed at right        Nominees:
                                                                 Louis D. Paolino Jr.
1. ELECTION OF                                                   Mark S. Alsentzer
DIRECTORS           [_]                       [_]                Jon E. Goodrich
                                                                 Robert M. Kramer
                                                                 Richard B. Muir
                                                                 Matthew J. Paolino
                                                                 Constantine N. Papadakis

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name below)

______________________________



                                                    FOR     AGAINST    ABSTAIN

2. Approval and adoption of an amendment
to Mace's Amended and Restated Certificate           [_]       [_]        [_]
of Incorporation to decrease the number of authorized shares of Common Stock from 200,000,000 to 50,000,000 and decrease the number of authorized shares of Preferred
Stock from 50,000,000 to 10,000,000.


3. Ratification of the Board's appointment of
Grant Thornton LLP as Mace's independent auditors   [_]       [_]        [_]
for fiscal year ending December 31, 2000.




In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE ___________________________  DATE______________  SIGNATURE _______________________  DATE______________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.